EXHIBIT 10 (c)

                         FORM 11K, ANNUAL REPORT FOR
                          BLUE DIAMOND COAL COMPANY
                             SAVINGS PLAN







                   SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549



                              FORM 11-K

                            ANNUAL REPORT

                     Pursuant to Section 15(d) of the
                     Securities Exchange Act of 1934
                  For the fiscal year ended March 31, 1996


A. Full title of the plan and the address of the plan, if different from that of the issuer named below:

                     Blue Diamond Savings Plan
                     P.O. Box 59015
                     Knoxville, TN 37950-9015


B. Names of issuer of the securities held pursuant to the plan and the address of its principal executive office:

                     Blue Diamond Coal Company
                     P.O. Box 59015
                     Knoxville, TN 37950-9015

ITEM 1.  CHANGES IN THE PLAN

Effective April 1, 1995, First American Trust Company, Knoxville, Tennessee, was replaced as Trustee of the Plan. The four members of the Advisory Committee of the Plan now serve as Trustees of the Plan. This change was made as a result of administrative difficulties encountered with the previous Trustee, its investment funds and its record-keeper. Future record-keeping functions will be performed by Blue Diamond Coal Company personnel and the assets will be invested in the Fidelity Family of Funds as directed by the participants. New funds to be offered include the Fidelity Retirement Money Market Fund, the Fidelity Intermediate Bond Fund, the Fidelity Blue Chip Growth Fund and the Fidelity Puritan Fund.


ITEM 2.  CHANGES IN INVESTMENT POLICY

In connection with the change in Trustees, the Plan has been amended to allow investment in one or more of the funds offered and to provide more flexibility for the participant to transfer assets among selected funds.


ITEM 3.  CONTRIBUTIONS UNDER THE PLAN

Not applicable


ITEM 4.  PARTICIPATING EMPLOYEES

Fifty-one employees were eligible to participate in the Plan at March 31, 1996, of which forty-four had elected to be active participants.


ITEM 5.  ADMINISTRATION OF THE PLAN

(a) The Advisory Committee, whose members also serve as Plan Trustees, is responsible for authorizing remittance of contributions to the fund custodian and disbursement of benefits by the fund custodian; for making necessary rules and regulations; for establishing and maintaining appropriate records; for preparing and filing required reports and documents; for computation of benefits; for interpretation of the Plan and related matters; and, for employment of necessary actuaries, accountants and counsel.

	The Advisory Committee is composed of four members, all employees of Blue Diamond Coal Company, who are appointed by and serve at the pleasure of the Board of Directors of Blue Diamond Coal
Company.  The present members of the Committee are:
John E. Way, Jr., Administrative Vice President of the Company,
Ted B. Helms, President of the Company, K. Roger Foster,
Secretary and Vice President of the Company and William S. Lyon,
III, Treasurer of the Company. The address of the members of the Committee is Blue Diamond Coal Company, P.O. Box 59015,
Knoxville, Tennessee  37950-9015.

(b) The members of the Advisory Committee serve without any compensation and no other compensation was paid by the Plan.



ITEM 6.  CUSTODIAN OF INVESTMENTS

(a) Members of the Plan's Advisory Committee also serve as its Trustees effective April 1, 1995. Plan Assets invested in mutual funds are held by Fidelity Investment Institutional Service Company, Inc. (Fidelity), 400 E. Las Colinas Blvd., Irving, Texas. Plan assets invested in Blue Diamond Coal Company Common Stock are maintained by J.J.B. Hilliard, W.L. Lyons, Inc. (Hilliard Lyon), 106 W. Vine Street, Lexington, Kentucky.

(b) The total amount of compensation received by the Advisory Committee in its capacity as Trustee and Fidelity and Hilliard Lyons in their capacity as Custodians of Plan Assets was $0.00.

(c) The Plan Trustees are covered by a Pension Trust Fiduciary Liability Insurance policy in the amount of $1,000,000.


ITEM 7.  REPORTS MADE TO PARTICIPATING EMPLOYEES RELATING TO PLAN
         OPERATIONS AND THE STATUS OF EMPLOYEES' ACCOUNTS

Blue Diamond Coal Company Annual Report
Quarterly Investment Summary
Blue Diamond Savings Plan Annual Report


ITEM 8.  INVESTMENT OF FUNDS

The Plan buys and sells company stock on a net basis for which the broker's commission approximates three (3) percent of the market value of the transaction. No broker through which the Trustee executed trades for this period on behalf of the Plan is an affiliated person (as contemplated by the Investment Act of 1949) of the Trustee.
Neither the Plan nor the Trustee, pursuant to an agreement or understanding with a broker or otherwise through an internal allocation procedure, has directed the Plan's brokerage transactions to a broker because of research services provided by said broker.


ITEM 9.  FINANCIAL STATEMENTS AND EXHIBITS

                                                            Page No.
(a)  Financial Statements:

     Report of Independent Auditors.............................45

     Statement of Net Assets Available for Benefits
       March 31, 1996...........................................46

     Statement of Net Assets Available for Benefits
       March 31, 1995...........................................47

     Statement of Changes in Net Assets Available
       for Benefits-Year ended March 31, 1996...................48

     Statement of Changes in Net Assets Available
       for Benefits-Year ended March 31, 1995...................49

     Statement of Changes in Net Assets Available
       for Benefits-Year ended March 31, 1994...................50

     Notes to Financial Statements............................. 51


Schedules:

Schedules I, II and III have been omitted because the required information is shown in the financial statements.


(b)  Exhibits:  None








                   REPORT OF INDEPENDENT AUDITORS


Advisory Committee
Blue Diamond Savings Plan

We have audited the accompanying statements of net assets available for benefits of the Blue Diamond Savings Plan as of March 31, 1996 and 1995, and the related statements of changes in net assets available for benefits for each of the three years in the period ended March 31, 1996. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the Plan at March 31, 1996 and 1995, and the changes in its net assets available for benefits for each of the three years in the period ended March 31, 1996, in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying supplemental schedule of transactions or series of transactions in excess of 5 percent of the current value of plan assets for the year ended March 31, 1996, is presented for purposes of complying with the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974, and is not a required part of the financial statements. The supplemental schedule has been subjected to the auditing procedures applied in our audit of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

                                            /s/ Coulter & Justus, P.C.

May 14, 1996

STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS

BLUE DIAMOND SAVINGS PLAN

March 31, 1996


                      Mutual       Blue Diamond
                      Funds        Stock Fund      Loan Fund        Total
                    -----------    ------------    ---------      ----------
Cash                 $     51.68    $     10.09    $      .00   $       61.77

Participant Loan
 Receivables                 .00            .00     44,677.42       44,677.42

INVESTMENTS, AT MARKET:
 Blue Diamond Coal Co.
  common stock
  (cost $302,103.13)         .00     489,491.87           .00      489,491.87

 OTHER UNAFFILIATED INVESTMENTS:
  Equity Mutual
   Funds              417,083.75            .00           .00      417,083.75

  Fixed Income
   Mutual Funds        60,114.29            .00           .00       60,114.29

  Short-term Investment
   Mutual Funds       177,400.18           6.12           .00      177,406.30
                      ----------     ----------     ---------      ----------
 Total other
  unaffiliated
  investments         654,598.22           6.12           .00      654,604.34
                      ----------     ----------     ---------    ------------
  Total investments   654,598.22     489,497.99           .00    1,144,096.21

NET ASSETS AVAILABLE
  FOR BENEFITS       $654,649.90    $489,508.08    $44,677.42   $1,188,835.40
                      ==========     ==========     =========    ============




See notes to financial statements.

STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS

BLUE DIAMOND SAVINGS PLAN

March 31, 1995

                                     Blue
                       SEI           Diamond
                       Models        Stock           Loan
                       Fund          Fund            Fund           Total
                     -----------     -----------    ----------    -----------
ASSETS
Receivables:
  Employee
   contributions    $  4,727.71     $  1,179.94     $      .00   $  5,907.65
  Participant loans         .00             .00      51,134.90     51,134.90
  Other                1,442.18            4.04            .00      1,446.22
                     ----------      ----------      ---------    ----------
Total receivables      6,169.89        1,183.98      51,134.90     58,488.77


INVESTMENTS, AT MARKET:
 Blue Diamond Coal Co.
  common stock
  (cost $239,644.07)         .00      290,078.13            .00    290,078.13

 OTHER UNAFFILIATED INVESTMENTS:
  Equity Mutual Funds
   (cost
   $203,309.84)       207,963.34             .00            .00    207,963.34

  Fixed Income Mutual Funds
   (cost
   $384,261.71)       388,766.32             .00            .00    388,766.32

  Short-term Investment
   Mutual Funds
   (cost $4,092.16)     2,638.00        1,454.16            .00      4,092.16
                      ----------      ----------      ---------    ----------
 Total other unaffiliated
  investments         599,367.66        1,454.16            .00    600,821.82
                      ----------      ----------      ---------    ----------
Total investments     599,367.66      291,532.29            .00    890,899.95
                      ----------      ----------      ---------    ----------
NET ASSETS AVAILABLE
    FOR BENEFITS     $605,537.55     $292,716.27     $51,134.90   $949,388.72
                      ==========      ==========      =========    ==========



See notes to financial statements.


STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS

BLUE DIAMOND SAVINGS PLAN

Year ended March 31, 1996

                                            Blue
                              SEI           Diamond
                  Mutual     Model          Stock         Loan
                  Funds      Fund           Fund          Fund      Total
               ----------  ---------     ----------    ---------   --------
[S]
Additions:
 Employee cash
  contributions $ 70,144.71  $       .00 $ 16,033.72  $      .00  $ 86,178.43

 Employer cash
  contributions   10,972.69          .00    3,302.02         .00    14,274.71

 Investment income:
  Dividends      39,377.78     2,146.80         .00         .00     41,524.58
  Interest           51.68          .00       38.35    4,840.04      4,930.07
  Net realized and
   unrealized
   appreciation
   of invests.   39,549.47     2,451.36  146,534.22         .00    188,535.05
                ----------   ----------  ----------   ---------  ------------
Total additions 160,096.33     4,598.16  165,908.31    4,840.04    335,442.84

Deductions:
  Benefit
   payments     (88,264.95)         .00   (7,731.21)        .00    (95,996.16)
 Inter-fund
  transfers     582,818.52  (610,135.71)  38,614.71  (11,297.52)          .00
                ----------   ----------  ----------   ---------    ----------
  NET ADDITIONS
  (DEDUCTIONS)  654,649.90  (605,537.55) 196,791.81   (6,457.48)   239,446.68

Net assets available
 for benefits at
 beginning of
 year                  .00   605,537.55  292,716.27   51,134.90    949,388.72
               -----------   ----------  ----------   ---------  ------------
  NET ASSETS AVAILABLE
  FOR BENEFITS
  AT END OF
  YEAR         $654,649.90  $       .00 $489,508.08 $44,677.42  $1,188,835.40
                ==========   ==========  ==========  =========   ============



See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS

BLUE DIAMOND SAVINGS PLAN

Year ended March 31, 1995

                                           Blue
                    PNC        SEI         Diamond
                    STIF       Models      Stock        Loan
                    Fund       Fund        Fund         Fund         Total
                    ----      -------     --------      ----         -----
Additions:
 Employee cash
  contrbs.           $    .00 $ 63,546.11 $ 17,869.53 $      .00 $ 81,415.64
 Transfers from other
  qualified
  plans                   .00    2,047.76         .00        .00    2,047.76
 Investment income:
  Dividends               .00   22,617.89         .00        .00   22,617.89
  Interest             174.16    7,850.41       57.67   3,543.21   11,625.45
  Net realized
   and unrealized
   appreciation
   (depreciation)
   of investments         .00   12,733.57      (34.87)       .00  12,698.70
                     --------  ----------  ----------   -------- ----------
Total additions        174.16  108,795.74   17,892.33   3,543.21  130,405.44

Deductions:
  Benefit payments        .00  (97,246.06)        .00        .00  (97,246.06)

Inter-fund
 transfers        (624,818.64) 593,987.87   78,121.98 (47,291.21)        .00
                   ----------  ----------   ---------  ---------  ----------
NET ADDITIONS
(DEDUCTIONS)      (624,644.48) 605,537.55   96,014.31 (43,748.00)  33,159.38

Net assets available
 for benefits at
 beginning
 of year           624,644.48         .00  196,701.96  94,882.90  916,229.34
                   ----------  ----------  ----------  ---------  ----------
  NET ASSETS AVAILABLE
  FOR BENEFITS AT
  END OF YEAR     $       .00 $605,537.55 $292,716.27 $51,134.90 $949,388.72
                   ==========  ==========  ==========  =========  ==========

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS

BLUE DIAMOND SAVINGS PLAN

Year ended March 31, 1994


                                    Blue
            Money      Diversified  Diamond   Government
            Market     Equity       Stock     Securities   Loan
            Fund       Fund         Fund        Fund       Fund        Total
            ------     -----------   -------- ----------   ----        ------
Additions:
 Employee cash
 Contrbs.  $ 54,574.71   6,824.66      397.10  10,028.42        .00  71,824.89
 Employer cash
 contrbs.     8,869.75   1,516.63      563.00   1,184.74        .00  12,134.12

 Investment income:
  Dividends  10,175.02   2,240.35         .00   2,032.60        .00  14,447.97
  Interest      264.27      28.11      387.44       1.08   5,928.72   6,609.62
  Net realized and
   unrealized
   appreciation of
   investments     .00        .00   64,208.87        .00        .00  64,208.87
  Funds received
   from merger
   of plans   5,438.46   1,290.87   12,068.06     416.17       5.66  19,219.22
            ----------  ---------   ---------  ---------   --------  ---------
Total
additions    79,322.21  11,900.62   77,624.47  13,663.01   5,934.38 188,444.69

Deductions:
 Benefit
 payments   (50,573.37)     (8.71)  (1,075.43)   (4.53) (16,256.85)(67,918.89)

Inter-fund
 transfers (197,364.75)  46,282.85 116,348.11 33,572.30   1,161.49        .00
            ----------  ---------- ---------- ---------  ---------  ---------
NET ADDITIONS
(DEDUCTS)  (168,615.91)  58,174.76 192,897.15 47,230.78  (9,160.98)120,525.80

Net assets available
 for benefits at
  beginning
  of year   553,642.74   52,245.40   3,804.81 81,966.71 104,043.88 795,703.54
            ----------   ---------  --------- --------- ---------- ----------
NET ASSETS AVAILABLE
FOR BENEFITS
AT END OF
YEAR        385,026.83  110,420.16 196,701.96 129,197.49 94,882.90 916,229.34
            ==========  ========== ========== ========== ========= ==========


See Notes to Financial Statements.






NOTES TO FINANCIAL STATEMENTS

BLUE DIAMOND SAVINGS PLAN

March 31, 1996


NOTE A--SIGNIFICANT ACCOUNT POLICIES

The accounting records of the Plan are maintained on an accrual basis.

Investments are stated at current value measured by quoted prices in an active market. Gains or losses on sales of securities are based on the specific identification method. Net appreciation or depreciation in fair value of investments is reflected in the statement of changes in net assets available for benefits. The Plan's investments are not collateralized.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Contributions by Blue Diamond Coal Company, if any, are based on percentages of compensation elected by Plan participants.

NOTE B--DESCRIPTION OF PLAN

The Blue Diamond Savings Plan is a defined contribution plan covering full-time employees of Blue Diamond Coal Company. The Plan is subject to the provisions of the Employment Retirement Income Security Act of 1974 (ERISA). The Plan became effective January 1, 1985.

Each year, participants may contribute up to 12% of regular salary or wages. Contributions by Blue Diamond Coal Company are at the discretion of management. Members employed by Blue Diamond Coal Company contributed $86,178.43, $81,415.64 and $71,824.89 during the years ended March 31,
1996, 1995 and 1994, respectively. Blue Diamond Coal Company contributed $14,274.71 of matching funds during the year ended March 31, 1996, none during the year ended March 31, 1995, and $12,134.12 during the year ended March 31, 1994.

Member contributions and employer contributions may be invested in various Investment Options offered by the Plan. Each participant's account is credited with the participant's contribution, any Company matching contribution and an allocation of Plan earnings. Allocation of earnings are based on participant contributions and account balances. The benefit to which a participant is entitled is the benefit that can be provided from the participant's account.

Participants may request a loan from the Plan to be repaid through payroll deductions over a maximum of five years. The amount of the individual loans may range from $1,000.00 to the lesser of $50,000.00 or 50% of the total vested value of the participant's Plan account. Loans to participants are secured by the participants' Plan accounts. Interest rates range from 7% to 9.75% on loans outstanding as of March 31, 1996.

Participants are immediately vested in their voluntary contributions and Company matching contributions plus actual earnings thereon.

On termination of service, a participant may elect to receive a lump sum amount equal to the value of his or her account at any time prior to attaining the age of 62, at which time a distribution is mandatory if required by the Advisory Committee.

The Company has the right under the Plan to discontinue its contributions at any time and, although it has not expressed any intent to do so, to terminate the Plan subject to the provisions of ERISA.

Fees for legal, accounting and other administrative expenses are paid by the Company.

Additional information related to the Plan can be found in the booklet, BLUE DIAMOND SAVINGS PLAN SUMMARY PLAN DESCRIPTION.


NOTE C--DESCRIPTION OF FUNDS AND INVESTMENTS

During the Plan year ended March 31, 1996, the Plan offered five investment choices to the participants. A money market fund, fixed income fund, two equity funds and Blue Diamond Coal Company common stock were offered to provide investment choices compatible with the participants' risk and return preferences. The Fidelity Retirement
Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and liquidity by investing in high-quality, U. S. dollar-denominated money market instruments of
U. S. and foreign issuers. The Fidelity Intermediate Bond Fund seeks high current income by investing in fixed-income obligations with a dollar-weighted portfolio maturity ranging between 3 and 10 years.
The Fidelity Puritan Fund invests primarily in high-yielding common stocks and bonds of any quality to earn as much income as possible while preserving capital. The Fidelity Blue Chip Growth Fund is an equity growth fund which seeks long-term capital appreciation. This Fund is invested in a broadly diversified portfolio of common stocks of well-known and established companies believed to have above-average growth potential. The Blue Diamond Stock Fund invests entirely in the common stock of Blue Diamond Coal Company except for fund liquidity requirements. At March 31, 1996, the Money Market Fund had 29 participants, the Intermediate Bond Fund had 7 participants, the Puritan Fund had 15 participants, the Blue Chip Growth Fund had 35 participants and the Blue Diamond Stock Fund had 18 participants.
Fidelity Investments Institutional Services, Inc. held the Plan's Mutual Funds and J.J.B. Hilliard, W.L. Lyons, Inc. held the Plan's Blue Diamond Coal Company Stock. The members of the Plan's Advisory Committee also serve as Trustees of the Plan's Assets.


Investments at March 31, 1996, were as follows:


                                                                  Percentage
                                                                     of
                                                    Market           Net
Issuer                 Investment        Cost        Value           Assets
- ------                 ----------     ----------  ------------    -----------
BLUE DIAMOND COAL
COMPANY COMMON STOCK   21,635 shares  $302,103.13  $  489,491.87      42.78%

UNAFFILIATED INVESTMENTS

MUTUAL FUNDS
 Fixed Income Mutual Fund
  Fidelity Intermediate Bond                   (1)     60,114.29      5.25%

 Equity Mutual Funds
  Fidelity Puritan                             (1)     120,874.91
  Fidelity Blue Chip Growth                    (1)     296,208.84
                                                     ------------
    Total Equity Mutual Funds                          417,083.75     36.46%

 Money Market Funds
  Fidelity Retirement
    Money Market                               (1)     177,400.18
  Valuestar Prime Money Market
    Fund                                      6.12           6.12
                                                      ------------
 Total Money Market Funds                               177,406.30    15.51%
                                                      ------------   ------
 TOTAL UNAFFILIATED INVESTMENTS                         654,604.34    57.22%
                                                      ------------   ------

     TOTAL INVESTMENTS                               $1,144,096.21   100.00%
                                                      ============   ======


(1)  Cost information is not available from Fidelity Investments
     Institutional Services, Inc.


Investments at March 31, 1995, were as follows:

                                                                    Percentage
                                                         Market       of Net
Issuer                 Investment        Cost            Value        Assets
- ------                 ----------     -----------     -----------  ----------
BLUE DIAMOND COAL
COMPANY COMMON STOCK   18,386 shares  $239,644.07     $290,078.13    32.56%

UNAFFILIATED INVESTMENTS
MUTUAL FUNDS
Fixed Income Mutual Funds
 SEI Institutional Trust Core
   Fixed Income Fund #64                66,854.81       68,872.22
 SEI Institutional Managed
   Trust Bond Portfolio #6              23,827.59       24,550.19
 SEI Daily Income Trust GNMA
   Portfolio #47                        67,233.60       69,070.86
 SEI Daily Income Trust Short
   Term Government #45                   6,635.71        6,562.43
 SEI Daily Income Trust
   Intermediate Term
   Government #46                          247.96          248.58
 SEI Stable Asset Fund #2036           219,462.04      219,462.04
                                       ----------      ----------
  Total Fixed Income Mutual Fund       384,261.71      388,766.32     43.64%


EQUITY MUTUAL FUNDS
  SEI Institutional Managed
    Trust Value Portfolio #60           42,228.44       44,430.67
  SEI Institutional Managed Trust
    Capital Appreciation
    Portfolio #62                       75,110.36       73,454.40
  SEI Institutional Managed
    Trust Equity Income
    Portfolio #63	    	                 35,187.90       36,141.62
  SEI Institutional Managed
    Trust Mid Cap Growth
    Portfolio Class A #68               26,458.03       27,106.61
  SEI Institutional Managed
    Trust Small Cap Growth
    Portfolio Class A #67               24,325.11       26,830.04
                                       ----------      ----------
 Total Equity Mutual Funds             203,309.84      207,963.34     23.34%
                                       ----------      ----------    ------
    TOTAL MUTUAL FUNDS                 587,571.55      596,729.66     66.98%

MONEY MARKET FUNDS
  SEI Liquid Asset Trust Prime
    Obligation Portfolio #12              2,638.00        2,638.00
  Valuestar Prime Money Market
    Fund                                  1,454.16        1,454.16
                                        ----------      ----------
  TOTAL MONEY MARKET FUNDS                4,092.16        4,092.16      0.46%
                                        ----------      ----------    ------
  TOTAL UNAFFILIATED INVESTMENTS        591,663.71      600,821.82     67.44%
                                        ----------      ----------    ------
       TOTAL INVESTMENTS               $831,307.78     $890,899.95    100.00%
                                        ==========      ==========    ======

During the years ended March 31, 1996, 1995 and 1994, the Plan's investments (including investments bought, sold, as well as held during the year) experienced a net appreciation in fair market value of $188,535.05, $12,698.70 and $64,208.87, respectively.

NOTE D--MUTUAL FUND ACTIVITY WITHIN THE SEI MODELS FUND

Effective April 1, 1994, the Plan offered investment options to participants in the form of "Models" which provided allocations of the participants' investments among various short-term investment, fixed and equity mutual funds. Allocations among these mutual funds were designated to meet predetermined risk and return criteria desired by the participant. The "Models" were replaced by four (4) Fidelity Mutual Funds in April, 1995. The allocation of net assets available for benefits as of March 31, 1996, and March 31, 1995, and the related changes in net assets available for benefits from April 1, 1995 to March 31, 1996 and from April 1, 1994 to March 31, 1995 for the various "Models" and Fidelity Mutual Funds are as follows:

                                                   TOTAL
                   3/31/95      CONTRI-     INVESTMENT                  WITH-     3/31/96
FUND DESCRIPTION   BALANCE       BUTIONS      EARNINGS     TRANSFERS    DRAWALS   BALANCE
- ----------------  -----------   ----------   ----------   -----------   ---------  -----------
Stable Asset
 Fund        225,631.93       .00  1,346.87(226,978.80)       .00          .00
Short Term
 Gov't         6,562.43       .00    173.79  (6,736.22)       .00          .00
Intermediate
 Government      248.58       .00      2.03    (250.61)       .00          .00
GNMA          69,070.86       .00    794.18 (69,865.04)       .00          .00
Bond Fund     24,550.19       .00    207.46 (24,757.65)       .00          .00
Core Fixed    68,872.22       .00    471.55 (69,343.77)       .00          .00
Fidelity Inter-
 mediate Bond
 Fund               .00  6,008.35  3,466.89  51,161.05    (522.00)   60,114.29
             ---------- ---------  -------- ----------  ---------   ----------
             394,936.21  6,008.35  6,462.77(346,771.04)   (522.00)   60,114.29

Small Cap
 Growth       26,830.04       .00     81.59 (26,911.63)       .00          .00
Cap Appre-
 ciation      73,454.40       .00    333.30 (73,787.70)       .00          .00
Value Fund    44,430.67       .00    152.94 (44,583.61)       .00          .00
Equity
 Income       36,141.62       .00    189.29 (36,330.91)       .00          .00
Mid-Cap
 Growth       27,106.61       .00      6.59 (27,113.20)       .00          .00
Fidelity Puritan
 Fund               .00 17,169.51 19,008.75  87,454.65  (2,758.00)  120,874.91
Fidelity Blue
  Chip Growth       .00 37,804.17 45,536.56 213,334.11    (466.00)  296,208.84
             ---------- --------- --------- ----------  ---------   ----------
 Total       207,963.34 54,973.68 65,309.02  92,061.71  (3,224.00)  417,083.75

Prime
Obligation     2,638.00       .00     18.87  (2,656.87)       .00          .00
Fidelity
Retirement
Money Market
Fund                .00 20,135.37 11,786.43 230,049.01 (84,518.95)  177,451.86
             ---------- --------- --------- ----------  ---------   ----------
               2,638.00 20,135.37 11,805.30 227,392.14 (84,518.95)  177,451.86
             ---------- --------- --------- ---------   ---------   ----------
            $605,537.55 81,117.40 83,577.09 (27,317.19)(88,264.95) $654,649.90
             ========== ========= =========  ========== =========   ==========






                                  INVESTMENT
FUND                              EARNINGS                           3/31/95
DESCRIPTION        CONTRIBUTIONS  (LOSSES)  TRANSFERS  WITHDRAWALS   BALANCE
- -----------        -------------  -------- ----------  -----------   --------
Stable Asset Fund  $11,061.62 $ 5,883.52 $209,577.35 $  (890.56) $225,631.93
Short Term Govt.       506.97      61.72    5,993.74        .00     6,562.43
Intermediate Govt.        .00        .00      248.58        .00       248.58
GNMA                 4,459.17   3,929.44   60,822.46    (140.21)   69,070.86
Bond Fund            1,079.37   1,790.66   21,820.37    (140.21)   24,550.19
Core Fixed           3,740.55   4,361.88   61,036.18    (266.39)   68,872.22
Blue Govt Fund            .00     (58.89)   2,575.04  (2,516.15)         .00
                    ---------  ---------  ----------  ---------   ----------
                    20,847.68  15,968.33  362,073.72  (3,953.52)  394,936.21

Small Cap Growth     1,219.10   2,667.38   23,027.68     (84.12)   26,830.04
Cap Appreciation     3,288.78   2,582.38   67,891.68    (308.44)   73,454.40
Value Fund           1,974.67   3,433.59   39,204.68    (182.27)   44,430.67
Equity Income        1,615.80   2,800.68   31,879.37    (154.23)   36,141.62
Mid-Cap Growth       1,206.42     603.13   25,409.22    (112.16)   27,106.61
Blue Equity Fund          .00   5,374.13   (5,374.13)       .00          .00
                    ---------   ---------   ---------  --------   ----------
                     9,304.77  17,461.29  182,038.50    (841.22)  207,963.34
Prime Obligation       192.90   1,159.86    8,047.52  (6,762.28)    2,638.00
Blue Money Marke    33,200.76   8,612.39   43,875.89 (85,689.04)         .00
                    ---------  ---------  ----------  ---------   ----------
                    33,393.66   9,772.25   51,923.41 (92,451.32)    2,638.00
                    ---------  ---------  ----------  ---------   ----------

                   $63,546.11 $43,201.87 $596,035.63$(97,246.06) $605,537.55
                    =========  =========  ==========  =========   ==========

NOTE E--INCOME TAX STATUS

The Plan received a determination letter dated July 18, 1985, in which the Internal Revenue Service stated that the Plan, as then designed, was in compliance with the applicable requirements of the Internal Revenue Code (IRC). The Plan has been amended since receiving the determination letter. The Plan administrator believes the Plan is currently designed and being operated in compliance with the applicable requirements of the IRC. Therefore, the Plan is considered qualified and the related Trust is exempt from tax.

Company contributions made to the Plan on behalf of the participants are not included in the employee's taxable income at the time of contribution. All dividends, interest and gains in asset value are non-taxable at the time realized by the Plan. When a distribution is made from the Plan, the amount distributed is taxable in the year of receipt by the participant.

NOTE F--TRANSACTIONS WITH PARTIES-IN-INTEREST

During the year ended March 31, 1996, the Plan purchased 4,533 shares of Blue Diamond common stock for $77,795.56 and sold 1,284 shares of Blue Diamond common stock for $15,336.50, resulting in gains totaling $12,039.59. During the year ended March 31, 1995, the Plan purchased 4,556 shares of Blue Diamond common stock for $93,987.00. During the year ended March 31, 1994, the Plan purchased 13,706 shares of Blue Diamond Coal Company common stock for $130,283.13 and sold 158 shares of Blue Diamond common stock for $2,054.00, resulting in losses totaling $5,764.25.

During the year ended March 31, 1994, the Plan purchased $735,956.55 and sold $112,028.49 of investments of its Trustee, PNC Bank Kentucky, Inc. Investment income of $2,230.41 was received from this trustee during the year ended March 31, 1994.

NOTE G--MERGER OF SAVINGS PLANS

On September 30, 1993, the Company merged the Leatherwood Bargaining Unit Savings Plan into the Blue Diamond Savings Plan. As a result, eleven (11) participants with account balances totaling $19,219.22 were transferred to the Blue Diamond Savings Plan. Account activity after September 30, 1993, is included in the Statement of Changes in Net Assets Available for Benefits.


TRANSACTIONS OR SERIES OF TRANSACTIONS IN EXCESS OF 5 PERCENT OF THE CURRENT VALUE OF PLAN ASSETS

BLUE DIAMOND SAVINGS PLAN

Year ended March 31, 1996

                          Description of Asset
     Identity of          (Including Interest Rate and      Purchase
     Party Involved       Maturity in Case of a Loan)        Price
- ---------------------     ----------------------------     -----------
SEI Stable Asset Fund           Fixed Income Fund
                                 2 Purchases                $  1,206.85
                                 3 Redemptions

SEI Daily Income Trust          Fixed Income Fund
 GNMA Portfolio                  3 Purchases                     507.39
 Portfolio                       3 Redemptions

SEI Institutional Manager       Fixed Income Fund
 Trust Core Fixed Income Fund    3 Purchases                     429.50
                                 3 Redemptions

SEI Institutional Managed Trust
Cap Appreciation Portfolio      Equity Fund
                                 3 Purchases                     187.01
                                 3 Redemptions

FMMT Fidelity Retirement        Money Market Fund
  Money Market Fund              17 Purchases                599,621.78
                                 12 Redemptions

Fidelity Intermediate           Fixed Income Fund
  Bond Fund                      17 Purchases                 57,869.40
					    2 Redemptions

Fidelity Puritan Fund           Equity Fund
                                 18 Purchases                115,759.49
                                  3 Redemptions

Fidelity Blue Chip Growth       Equity Fund
 Fund                            25 Purchases                256,311.77
                                  2 Redemptions

Blue Diamond Coal Company       Common Stock
                                 11 Purchases                 77,795.56
                                  5 Sales


                                       Current Value
                                        of Asset on             Net
Selling Price       Cost of Asset     Transaction Date       Gain(Loss)
- -------------       -------------     ----------------       ----------
                     $  1,206.85         $  1,206.85
$220,808.91           220,808.91          220,808.91         $   -0-

                          507.39              507.39
  69,865.04            67,740.99           67,740.99           2,124.05

                          429.50              429.50
  69,343.77            67,284.31           67,284.31           2,059.46

                          187.01              187.01
  73,787.70            75,297.37           73,787.70          (1,509.67)

                      599,621.78          599,621.78
 433,136.65               (1)             433,136.65             (1)

                       57,869.40           57,869.40
   1,222.00               (1)               1,222.00             (1)

                      115,759.49          115,759.49
  13,893.33               (1)              13,893.33             (1)

                      256,311.77          256,311.77
   5,639.49               (1)               5,639.49             (1)

                       77,795.56           77,795.56
  27,376.09            15,336.50           27,376.09          12,039.59


(1) Cost information is not available from Fidelity Investments Institutional Services, Inc.




                             SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the trustees (or other person who administer the Plan), have duly caused this Annual Report to be signed by the undersigned thereunto duly authorized:


                                    THE BLUE DIAMOND SAVINGS PLAN

Date:  June 25, 1996                By:  Savings Plan Advisory Committee
     ---------------------


                                    By:   /s/ John Edward Way, Jr.
                                       ---------------------------------
                                       John Edward Way, Jr., Chairman
                                       of the Advisory Committee


                                    By:   /s/ K. Roger Foster
                                       ---------------------------------
                                       K. Roger Foster, a member
                                       of the Advisory Committee


                                    By:   /s/ Ted B. Helms
                                       ---------------------------------
                                       Ted B. Helms, a member
                                       of the Advisory Committee

                                    By:   /s/ William S. Lyon, III
                                       ---------------------------------
                                       William S. Lyon, III, a member
                                       of the Advisory Committee